WARRANTS LIABILTY	6 Months Ended
Jun. 30, 2024
Warrants Liabilty
WARRANTS LIABILTY

NOTE 7 - WARRANTS LIABILTY:

As part of the transaction mentioned in note 1, Keyarch’s warrants were converted to the Company’s warrants and recorded in the consolidated financial statements. The exercise price of the warrants is $11.5 and they will expire within five years following the Closing Date, July 2019. Since the warrants’ exercise price is denominated in a currency other than the Company’s functional currency, the warrants are not considered indexed to the Company’s own stock and thus meet the definition of a financial liability. Accordingly, until their exercise, the warrants are measured at fair value each reporting period, and changes in their fair value are recognized in the consolidated statement of operations as part of financial income, net.

The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The table below sets forth a summary of the changes in the fair value of the warrants liability classified as Level 1:

June 30,
2024
U.S. dollars in thousands
Balance as of December 31, 2023	-
Initial recognition	306
Changes in fair value	(125)
Balance as of June 30, 2024	181